==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           ------------------------

                                   FORM 8-K

                           ------------------------

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 19, 2005

                           ------------------------

                                Morgan Stanley
            (Exact name of registrant as specified in its charter)

                           ------------------------

                   Delaware                        1-11758                        36-3145972
    (State or other jurisdiction of        (Commission File Number)             (IRS Employer
               incorporation)                                                Identification No.)

        1585 Broadway, New York, New York                            10036
    (Address of principal executive offices)                       (Zip Code)

      Registrant's telephone number, including area code: (212) 761-4000

                                Not Applicable
         (Former name or former address, if changed since last report)

                           ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==============================================================================

Item 1.01.  Entry into a Material Definitive Agreement.

(a) On September 20, 2005, Morgan Stanley (the "Company") amended and restated the agreement that it entered into with John J. Mack on June 30, 2005 with respect to Mr. Mack's employment as Chief Executive Officer and his appointment as Chairman of the Board of Directors. Among other things, the amendments eliminate the guaranteed annual minimum total compensation (comprised of annual base salary, annual bonus and long-term incentive compensation) that Mr. Mack was granted pursuant to the original agreement. This summary is qualified by the entirety of the terms and conditions set forth in the amended and restated employment agreement that is filed as
Exhibit 10 to this Form 8-K and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On September 20, 2005, the Company amended Section 4.07 of its Amended and Restated Bylaws, effective immediately, to eliminate from the responsibilities of the Chief Legal Officer the performance of the duties of the Secretary of the Company. In connection with this action, Thomas Nides, Chief
Administrative Officer, was elected Secretary of the Company.

A copy of the Amended and Restated Bylaws is attached as Exhibit 3 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 8.01.  Other Events.

On September 19, 2005, the Board of Directors of the Company (the "Board") named Dr. Laura D'Andrea Tyson chair of its Nominating and Governance
Committee and Miles L. Marsh chair of its Compensation, Management Development and Succession Committee. In addition, on the same date, the Board appointed Roy J. Bostock to its Nominating and Governance Committee, C. Robert Kidder to its Compensation, Management Development and Succession Committee and Charles
H. Noski to its Audit Committee. The Board reviews committee assignments from time to time and plans to review committee assignments after the Company's 2006 Annual Meeting of Shareholders.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

    Exhibit
    Number     Description
    ------     -----------

         3     Amended and Restated Bylaws of the Company, as amended to date.

        10 Amended and Restated Employment Agreement, dated as of September 20, 2005, between the Company and Mr. Mack.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MORGAN STANLEY
                                        (Registrant)


                                        By: /s/ Ronald T. Carman
                                            ----------------------------------
                                            Name:  Ronald T. Carman
                                            Title: Assistant Secretary

Date: September 22, 2005